UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 16, 2007 (January 4, 2007)

LEVEL 8 SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26392	11-2920559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1433 Highway 34, Building C, Farmingdale, New Jersey 07727
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code (732) 919-3150
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a Special Meeting of Stockholders held on November 16, 2006, the stockholders approved the company’s amended and restated Certificate of Incorporation to change the name of the Company to Cicero, Inc., to authorize the board of directors to effectuate a reverse stock split of the common stock of the Company within a range of 20:1 to 100:1, and to increase the authorized common stock of the company from 85 million to 215 million shares. The stockholders also approved an amendment to the Certificate of Designations to each of the existing series of preferred stocks, Series A-1, B-1, C, and D, to convert such series into a new Series A-1 preferred stock of Cicero, Inc.

The Board of Directors had previously approved this amendment and restated Certificate of Incorporation, subject to approval by the stockholders, and further approved a reverse stock split of 100:1 after the Special Meeting of Stockholders.

Effective January 4, 2007, the Company filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation of Level 8 Systems, Inc. which amended and restated certificate of incorporation has been included as Exhibit 3.1 to this Form 8-K and is incorporated herein. Effective January 4, 2007, the Company also filed with the Secretary of the State of Delaware, a Certificate of Designations, Preferences and Rights of Series A-1 Convertible Preferred Stock, a Certificate of Amendment of Certificate of Designations of Series A-3 Convertible Redeemable Preferred Stock, a Certificate of Certificate of Designations of Series B-3 Convertible Redeemable Preferred Stock, a Certificate of Certificate of Designations of Series C Convertible Redeemable Preferred Stock, and a Certificate of Certificate of Designations of Series D Convertible Redeemable Preferred Stock, each of which has been included as Exhibits 3.2, 3.3, 3.4., 3.5, and 3.6 respectively and is incorporated herein.

Item 9.01(c) Exhibits.

3.1 The Amended and Restated Certificate of Incorporation of Level 8 Systems, Inc., filed with the Secretary of State of Delaware on January 4, 2007.

3.2 The Certificate of Designations, Preferences and Rights of Series A-1 Convertible Preferred Stock filed with the Secretary of State of Delaware on January 4, 2007.

3.3  The Certificate of Amendment of Certificate of Designations of Series A-3 Convertible Redeemable Preferred Stock filed with the Secretary of State of Delaware on January 4, 2007.

3.4 The Certificate of Amendment of Certificate of Designations of Series B-3 Convertible Redeemable Preferred Stock filed with the Secretary of State of Delaware on January 4, 2007.

3.5 The Certificate of Amendment of Certificate of Designations of Series C Convertible Redeemable Preferred Stock filed with the Secretary of State of Delaware on January 4, 2007.

3.6 The Certificate of Amendment of Certificate of Designations of Series D Convertible Redeemable Preferred Stock filed with the Secretary of State of Delaware on January 4, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2007                        LEVEL 8 SYSTEMS, INC.

By:/s/ John P. Broderick
John P. Broderick
Chief Executive and Financial Officer